UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 18, 2020 (February 13, 2020)

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.
001-38646	Dow Inc.	Delaware	30-1128146
2211 H.H. Dow Way , Midland , MI 48674
(989) 636-1000

Securities registered pursuant to Section 12(g) of the Act: None

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2020, Ruth G. Shaw notified the Board of Directors (the “Board”) of Dow Inc. (“Dow”) that she will retire from the Board effective April 9, 2020 after completing her current term, in accordance with Dow’s Director tenure requirements in the Corporate Governance Guidelines.

Item 8.01	Other.

On February 18, 2020, Dow announced the nomination of Jill S. Wyant, Executive Vice President and President of Global Regions at Ecolab, to stand for election as Director at Dow’s Annual Meeting of Stockholders to be held on April 9, 2020 (the “2020 Meeting”). Ms. Wyant was not selected as a Director nominee pursuant to any arrangement or understanding between Ms. Wyant and other persons. There are no transactions in which Ms. Wyant has an interest requiring disclosure under Item 404(a) of Regulation S-K.

On February 18, 2020 Dow also announced the Board’s intent to appoint Jim Fitterling, Dow’s Chief Executive Officer, as Chairman following the 2020 Meeting. In lieu of a Non-Executive Chairman, the independent Directors intend to elect a current Director who has served at least one full year on the Board as Lead Director. The independent Lead Director will have significant responsibilities, which will be described in Dow’s Corporate Governance Guidelines following the 2020 Meeting.

A copy of the February 18, 2020 press release announcing these actions is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The exhibits listed on the Exhibit Index are incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 18, 2020

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW INC.

Date: February 18, 2020

/s/ AMY E. WILSON
Amy E. Wilson
General Counsel and Corporate Secretary

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